UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2005

BURLINGTON RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9971	911413284

(State or other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

717 Texas Avenue, Suite 2100, Houston, Texas	77002

(Address of principal executive offices)	(Zip Code)

713-624-9500
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4)

Item 7.01 Regulation FD Disclosure and Item 2.02 Results of Operations and Financial Condition.

On January 26, 2005, Burlington Resources Inc. issued a press release announcing its earnings for both its fourth quarter and fiscal year 2004. The information set forth in the release under the heading “Outlook” shall be deemed furnished pursuant to Item 7.01. Information set forth in the release other than that deemed furnished pursuant to Item 7.01, as described above, shall be deemed furnished pursuant to Item 2.02. A copy of the news release is furnished herewith as Exhibit 99.1.

The information furnished under Item 7.01 and 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

The following is furnished as an exhibit to this report:

99.1 Press Release of Burlington Resources Inc. dated January 26, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON RESOURCES INC.
Date: January 26, 2005	By:	/s/ FREDERICK J. PLAEGER II
		Name:	Frederick J. Plaeger II
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Burlington Resources Inc. dated January 26, 2005